                            SS&C TECHNOLOGIES, INC.
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1997, and the pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and for the nine months ended September 30, 1997, reflect the consolidated financial position and results of operations, respectively, of SS&C Technologies, Inc. ("SS&C") after giving effect to the November 14, 1997 acquisition of Mabel Systems B.V. ("Mabel") under the assumptions set forth in the accompanying notes. The pro forma data reflect the acquisition of all of the outstanding shares of capital stock of Mabel in accordance with the terms of the Share Purchase Agreement (the "Agreement"). The pro forma condensed consolidated statement of operations for the year ended December 31, 1996 does not reflect the charge for purchased in-process research and development of approximately $861,000 resulting from the acquisition. The pro forma condensed consolidated financial statements are not necessarily indicative of SS&C's consolidated financial position or consolidated results of operations as they may be in the future. These pro forma condensed consolidated financial statements should be read in conjunction with the accompanying explanatory notes, the Agreement, and the historical financial statements and related notes of SS&C previously filed and the financial statements of Mabel appearing elsewhere in this Current Report on Form 8-K/A.

                            SS&C TECHNOLOGIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                                  (UNAUDITED)
                                    (000'S)

                                                                        PRO FORMA        PRO FORMA
                                                     SS&C      MABEL   ADJUSTMENTS          SS&C
                                                   --------   -------  ------------      ----------
          ASSETS

Current assets:
  Cash and cash equivalents                        $25,203     $  926      $ (826)(i)      $
                                                                             (475)(i)       24,828
  Investments in marketable securities              29,661                                  29,661
  Accounts receivable                                8,200        254                        8,454
  Unbilled accounts receivable                       3,199                                   3,199
  Prepaid expenses and other current assets          1,527         21                        1,548
  Deferred income taxes                                704                                     704
                                                   --------    ------  ------------      ----------
     Total current assets                           68,494      1,201      (1,301)          68,394

Property and equipment, net                          3,596         20           2 (ii)       3,618

Unbilled accounts receivable - related party           420                                     420
Unbilled accounts receivable                         1,103                                   1,103
Deferred income taxes                                3,230                                   3,230
Intangible assets, net                               1,470                    717 (iii)
                                                                              235 (iv)       2,422
                                                   --------   -------  ------------      ----------
     Total assets                                  $78,313     $1,221      $ (347)         $79,187
                                                   ========   =======  ============      ==========

  LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                 $   786     $   52      $               $   838
  Accrued expenses                                   3,419        179         125(vi)        3,723
  Deferred revenues                                  8,303        144                        8,447
                                                   --------   -------  ------------      ----------
     Total current liabilities                      12,508        375         125           13,008

Deferred income taxes                                                         235 (iv)         235
Long-term liabilities                                                         250 (vi)         250

Stockholders' equity:
  Common stock                                         139         20                          159
  Additional Paid-in Capital                        70,032                    730 (vii)     70,762
  (Accumulated deficit) Retained Earnings           (1,961)       826        (826) (iv)
                                                                             (861) (v)      (2,822)
                                                   --------   -------  ------------      ----------
                                                    68,210        846        (957)          68,099
  Less treasury stock                               (2,405)                                 (2,405)
                                                   --------   -------  ------------      ----------
     Total stockholders' equity                     65,805        846        (957)          65,694

     Total liabilities and stockholders' equity    $78,313     $1,221      $ (347)         $79,187
                                                   ========   =======  ============      ==========

  See the accompanying notes to the pro forma condensed consolidated financial statements

                            SS&C TECHNOLOGIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                                    (000'S)

                                                             PRO FORMA    PRO FORMA
                                            SS&C    MABEL   ADJUSTMENTS      SS&C
                                          --------  ------  ------------  ----------
Revenues:
  Software licenses                       $13,824   $1,461    $             $15,285
  Maintenance                               6,209                             6,209
  Professional services                     6,374                             6,374
                                          --------  ------  ------------  ----------
     Total revenues                        26,407    1,461                   27,868

Cost of revenues:
  Software licenses                           589      388      423 (i)       1,400
  Maintenance                               2,000                             2,000
  Professional services                     4,430                             4,430
                                          --------  ------  ------------  ----------
     Total cost of revenues                 7,019      388      423           7,830

     Gross Profit                          19,388    1,073     (423)         20,038

Operating expenses:
  Selling and marketing                     8,506                             8,506
  Research and development                  6,494                             6,494
  General and administrative                4,611      358       73 (i)       5,042
                                          --------  ------  ------------  ----------
     Total operating expenses              19,611      358       73          20,042

Operating income (loss)                      (223)     715     (496)            (47)

Interest income, net                          972       14                      986
Other income                                  138                               138
                                          --------  ------  ------------  ----------
Income(loss) before income taxes              887      729     (496)          1,120

Provision(benefit) for income taxes           414      256     (169)(ii)        501
                                          --------  ------  ------------  ----------

Pro forma income(loss)                    $   473   $  473    $(327)        $   619
                                          ========  ======  ============  ==========
Pro forma income per common and common
  equivalent share                                                             $.05
                                                                          ==========
 Pro forma weighted average number of
  common and common equivalent shares
  outstanding                                                                11,893
                                                                          ==========

 See the accompanying notes to the pro forma condensed consolidated financial statements

                            SS&C TECHNOLOGIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)
                                    (000'S)

                                                          PRO FORMA    PRO FORMA
                                        SS&C     MABEL   ADJUSTMENTS      SS&C
                                       -------  -------  ------------  ----------
Revenues:
  Software licenses                    $12,475   $1,030      $           $13,505
  Maintenance                            6,264                             6,264
  Professional services                  5,561                             5,561
                                       -------  -------  ------------  ----------
     Total revenues                     24,300    1,030                   25,330

Cost of revenues:
  Software licenses                        382      258           93 (i)     733
  Maintenance                            1,935                             1,935
  Professional services                  3,770                             3,770
                                       -------  -------  ------------  ----------
     Total cost of revenues              6,087      258           93       6,438

     Gross Profit                       18,213      772          (93)     18,892

Operating expenses:
  Selling and marketing                  7,927                             7,927
  Research and development               5,351                             5,351
  General and administrative             4,901      291           55 (i)   5,247
                                       -------  -------  ------------  ----------
     Total operating expenses           18,179      291           55      18,525

Operating income (loss)                     34      481         (148)        367

Interest income, net                     1,494       22                    1,516
                                       -------  -------  ------------  ----------
Income(loss) before income taxes         1,528      503         (148)      1,883
Provision(benefit) for income taxes        513      177          (37)(ii)    653
                                       -------  -------  ------------  ----------
Pro forma income(loss)                 $ 1,015   $  326        $(111)    $ 1,230
                                       =======  =======  ============  ==========

Pro forma income per common
 and common equivalent share                                                $.09
                                                                       =========

Pro forma weighted average number
 of common and common equivalent
 shares outstanding                                                       12,990
                                                                       =========


 See the accompanying notes to the pro forma condensed consolidated financial statements

                           SS&C Technologies, Inc.
         Notes to Pro Forma Condensed Consolidated Financial Statements

                                  (Unaudited)
                            (dollars in thousands)

                            ----------------------

     The pro forma condensed consolidated financial statements reflect the consolidated financial position and results of operations of SS&C after giving effect to the November 14, 1997 acquisition of Mabel. SS&C acquired all of the outstanding capital stock of Mabel for a value of approximately $1,600. The purchase price comprised $750 of restricted SS&C common stock (72,816 shares) and $850 plus the direct costs incurred in effecting the transaction. The $850 is payable in four installments with $475 upon execution of the Agreement and $125 for each of the next three years. In addition, SS&C will be required under the terms of the Agreement to make a cash payment to the sellers that ranges from $200 to $1,900 based on a sliding scale of revenues generated by Mabel over the three-year period ending in 2000. The $375 payable over the next three years and the payment based on future revenues are contingent on the two principal selling shareholders of Mabel remaining in the employment of SS&C. Further, an adjustment will be made to the purchase price on a dollar for dollar basis to the extent the final net book value of Mabel is other than zero at the transaction date.

     1. The pro forma adjustments to the condensed consolidated balance sheet reflect the Agreement, as if the purchase had occurred as of September 30, 1997. The pro forma adjustments to the condensed consolidated statements of operations reflect the purchase, as if the purchase had occurred as of January 1, 1996.

     2. The purchase of Mabel will be accounted for by SS&C as prescribed by the purchase method of accounting in accordance with generally accepted accounting principles. Accordingly, the net assets acquired of Mabel have been recorded in the pro forma condensed consolidated financial statements at managements' estimate of their fair value. The final values will be determined upon the completion of certain valuations or studies, which may result in adjustments to the values ascribed herein.

        The following pro forma adjustments have been made to reflect the terms of the Agreement and to record the purchase as prescribed by the purchase method of accounting:

        a.)  Balance Sheet:

             i) Upon the consummation of the transaction, a distribution of $826 was made to the selling shareholders of Mabel. Cash was also reduced to reflect the first cash installment paid to the shareholders of Mabel under the Agreement.

            ii) Property and equipment were written up by $2 to its estimated fair value.

           iii) Completed technology of $588, and the excess of the purchase price over the estimated fair market value of the net assets acquired of $129 which has been recorded as goodwill, were included at their estimated fair values in intangible assets.

            iv) The tax consequences of the differences between the financial reporting and tax basis of the net assets of Mabel as of the acquisition date, primarily attributable to intangible assets, have been reflected as adjustments of $235 to deferred tax liabilities and goodwill.

             v) Acquired in-process research and development of $861 has been recorded at its estimated fair value as a charge to retained earnings.

            vi) Accrued expenses and long-term liabilities have been increased to reflect the remaining three annual equal installments of $125 payable to the shareholders under the Agreement.

           vii) Additional paid-in capital has been increased to reflect the common stock issued by SS&C to the shareholders of Mabel.

        b.)  Statements of Operations:

             i) The amortization expense of completed technology and goodwill have been increased by approximately $423 and $73, and $93 and $55, respectively, for the year ended December 31, 1996 and the nine months ended September 30, 1997, respectively.

            ii) The tax provision has been adjusted to reflect the decrease of the deferred income tax liability associated with the amortization of the completed technology at a statutory tax rate of 40%.

           iii) The write-off of purchased in-process research and development of $861 is a nonrecurring charge directly attributable to the acquisition. This charge will be recorded by SS&C in the fourth quarter of 1997 as part of the accounting for the Mabel acquisition.

            iv) Mabel cannot provide a detailed analysis which characterizes its revenues or cost of revenues by software licenses, maintenance or professional services. For purposes of the pro forma statements of operations, all revenues and costs of revenues have been assumed to be attributable to software licenses. Operating expenses of Mabel have been allocated to costs of revenues based on SS&C's historic relationship of costs of revenues to total revenues.

             v) The 72,816 shares of SS&C common stock issued in the transaction have been assumed to be outstanding for all periods presented for purposes of determining the pro forma income per common and common equivalent share.